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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):          November 29, 1999
                                                             -----------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
                       (As Successor to BANK ONE, N.A.)
        ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of BANC ONE CREDIT CARD MASTER TRUST)

                                 United States
                                 -------------
                (State or other jurisdiction of incorporation)

             0-25636                                   51-0269396
        -----------------                              ----------
    (Commission File Number)              (IRS Employer Identification Number)




201 North Walnut Street, Wilmington, Delaware                          19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


           (302) 594-4117
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Registrant's telephone number, including area code
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Item 7.   Financial Statements and Exhibits

          (c) Exhibits

                    99.01 Third Amendment to the Pooling and Servicing Agreement dated as of November 29, 1999 relating to the Banc One Credit Card Master Trust.
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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              First USA Bank, N.A., as Servicer, on behalf of BANC ONE CREDIT CARD MASTER TRUST



                                         By:   /s/ Tracie H. Klein
                                               ---------------------------
                                               Name: Tracie H. Klein
                                               Title: First Vice President


Date:  December 30, 1999
       -----------------
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EXHIBIT INDEX


Exhibit                    Description                              Page
-------                    -----------                              ----


99.01     Third Amendment to the Pooling and Servicing
          Agreement dated as of November 29, 1999 relating
          to the Banc One Credit Card Master Trust..................5-10